Net earnings (loss) per share (Narrative) (Details)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Disclosure of earnings per share [Abstract]
Description of anti-dilutive effect excluded from computation of earnings per share	For the year ended December 31, 2022, 0.9 million share options and the 13.1 million common shares underlying the convertible debentures (which were repaid on December 31, 2022) were excluded from the computation of diluted earnings per share as their effect was anti-dilutive.	For the year ended December 31, 2021, 0.8 million share options, 5.5 million outstanding warrants and the 15.7 million common shares underlying the convertible debentures were excluded from the computation of diluted earnings per share as their effect was antidilutive.